UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2024

WOLFSPEED, INC.

(Exact name of registrant as specified in its charter)

North Carolina	001-40863	56-1572719
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4600 Silicon Drive Durham, North Carolina	27703
(Address of principal executive offices)	(Zip Code)

(919) 407-5300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.00125 par value	WOLF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On October 15, 2024, Wolfspeed, Inc. (the “Company”), entered into Amendment No. 1 to Unsecured Customer Refundable Deposit Agreement (the “Amendment”), which amends that certain Unsecured Customer Refundable Deposit Agreement (the “Existing CRD Agreement”), dated as of July 5, 2023, by and between the Company and Renesas Electronics America Inc., a California corporation (“Renesas America”).

The Amendment amends the Existing CRD Agreement to, among other things: (i) permit the Company to pay the accrued interest on the outstanding loans under the Existing CRD Agreement payable on the last business day of each of December 2024 and June 2025 (together, the “PIK Amounts”), by adding the PIK Amounts to the then outstanding principal amount of the loans under the Existing CRD Agreement rather than in cash, (ii) provide that interest on the PIK Amounts accrues at a rate of 15.0% per annum, (iii) permit the Company to grant liens on certain of its assets located in Siler City, North Carolina in connection with disbursements pursuant to governmental grants or awards under the CHIPS and Science Act, and (iv) permit the Company to elect to pay a portion of the interest under its senior secured notes in-kind subject to the limitations set forth in the Amendment.

The above description of the Amendment is a summary and is not complete. A copy of the Amendment is filed as Exhibit 4.1 to this Current Report on Form 8-K, and the above summary is qualified by reference to the terms of the Amendment set forth in such exhibit.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

4.1	Amendment No. 1 to Unsecured Customer Refundable Deposit Agreement, dated as of October 15, 2024, by and between Wolfspeed, Inc. and Renesas Electronics America Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WOLFSPEED, INC.

Date: October 16, 2024	By:	/s/ Neill P. Reynolds
Neill P. Reynolds
Executive Vice President and Chief Financial Officer